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                                                          Exhibit 10(LVIII)(03)

                                            Anlage 2
                                            zum Kooperations- und Liefervertrag

QUALITATSMERKMALE DER BUFFY COATS

o Die Buffy Coats mussen innerhalb von [ * ] Stunden nach der ursprunglichen Blutabnahme [ * ] an VGer geliefert worden sein;

o Buffy Coats werden aus Blutkonserven hergestellt, die den Anforderungen fur die Verwendung fur Transfusionen nach deutschen und EU-Vorschriften entsprechen. Sie mussen steril sein;

o Lagerung, Handhabung und Transport der Buffy Coats mussen bei einer Temperatur von [ * ] Celsius [ * ] durchgefuhrt werden;

o        [ * ] Hamatokrit pro Buffy-Coat-Beutel;

o Alle Tests auf ubertragbare Krankheiten und andere Tests, die von deutschen und EU Behorden vorgeschrieben oder empfohlen werden, mussen bereits durchgefuhrt worden und negativ ausgefallen sein;

o Ein Beutel Buffy Coat darf nicht weniger als [ * ] Milliarden weiBe Blutkorperchen enthalten, die aus einer einzelnen, [ * ] ml umfassenden Blutspende stammen;

o Die Beutel mussen den behordlichen Vorschriften entsprechend verpackt und beschriftet sein;

o Soweit hier nicht anders festgelegt, werden Buffycoats in Ubereinstimmung mit deutschen und EU Vorschriften und Empfehlungen zur Herstellung von menschlichen Source Leukozyten, hergestellt (einschlieBlich aller dazugehorigen Schritte wie zum Beispiel Sammlung, Handhabung, Lagerung, Untersuchung (Qualitatssicherung), Verpackung, Beschriftung, Versand und Dokumentation).